==============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



  Date of Report: March 9, 1999 Date of Earliest Event Reported: March 5, 1999


                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        New Jersey                   0-11201                   22-1642321
  (State of incorporation      (Commission File No.)         (I.R.S. Employer
     or organization)                                       Identification No.)

      41 Fairfield Place
    West Caldwell, New Jersey                                   07006-6287
      (Address of principal                                     (Zip Code)
        executive offices)


       Registrant's telephone number, including area code: (973) 575-1300



                ------------------------------------------------
          (Former name or former address, if changed since last report)



===============================================================================

Item 5.     Other Events

Shareholder Rights Plan

         On March 5, 1999, the Board of Directors of Merrimac Industries, Inc. (the "Company") approved a shareholder rights plan and declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, par value $.50 per share (the "Common Stock"), of the Company. The dividend is payable on March 19, 1999 (the "Record Date") to the shareholders of record as of the close of business on that date. Each right will entitle the holder to purchase from the Company, upon the occurrence of certain events, one share of Common Stock for $25.00 (the "Purchase Price"). The terms and conditions of the Rights are set forth in a Rights Agreement dated as of March 9, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement").

         Prior to the Distribution Date (as defined below), the Rights will be evidenced by the certificates for and will be transferred with the Common Stock and the registered holders of the Common Stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the rights agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock as of the close of business on the Distribution Date (unless the Rights were earlier redeemed or exchanged), and thereafter the Rights will be transferable separately from the Common Stock. The "Distribution Date" generally means the earlier of (i) the close of business on the 10th day after the date of the first public announcement that a person (other than the Company or any of its subsidiaries or any employee benefit plan of the Company or any such subsidiary) has acquired beneficial ownership of 10% or more of the outstanding shares of Common Stock (an "Acquiring Person"), (ii) the close of the business on the 10th business day (or such later day as may be designated before any person has become an Acquiring Person by the Board of Directors) after the date of the commencement of, or the announcement of an intention to commence, a tender or exchange offer by any person which would, if consummated, result in such person becoming an Acquiring Person.

         If any person has become an Acquiring Person (but before the occurrence of any of the events described in the second succeeding paragraph), each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase after the Distribution Date, for the Purchase Price, a number of shares of Common Stock having a market value of twice the Purchase Price.

         At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock or the occurrence of any of the events described in the next paragraph), the Board of Directors may exchange all or part of the Rights (other than Rights beneficially owned by an Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, subject to adjustment.

         If, after any person has become an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its Common Stock is exchanged for other securities or assets or (2) the Company and/or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right will entitle the holder to purchase after the Distribution Date, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of twice the Purchase Price.

         The Board of Directors may redeem all of the Rights at a price of $0.01 per Right at any time before any person has become an Acquiring Person.

         The Rights will expire on March 19, 2009, unless earlier exchanged or redeemed.

         For so long as the Rights are redeemable, the Rights Agreement may be amended in any respect. At any time when the Rights are no longer redeemable, the Rights Agreement may be amended in any respect that does not adversely affect the holders of Rights (other than any Acquiring Person and certain affiliated persons), or cause the Rights again to become redeemable.

         A Rights holder has no rights as a shareholder of the Company, including the right to vote and to receive dividends, until such holder exercises his or her Rights.

         The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

         As of March 5, 1999, there were 1,763,819 shares of Common Stock outstanding and 763,567 shares of Common Stock reserved for issuance under the Company's stock option plans. Each outstanding share of Common Stock on the Record Date will receive one Right. Shares of Common Stock issued after the Record Date and prior to the Distribution Date will be issued with a Right attached so that all shares of Common Stock outstanding prior to the Distribution Date will have Rights attached.

         The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of the Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company as described above.

         While the dividend of the Rights will not be taxable to shareholders or to the Company, shareholders or the Company may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable as set forth above.

         The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 1 and incorporated herein by reference.

Amended and Restated By-laws

         Also on March 5, 1999, the Board of Directors of the Company amended and restated the Company's By-laws. The By-laws of the Company, as amended and restated, provide for advance notice procedures for shareholder nominations to the Board of Directors of the Company and shareholder proposals of business to be considered at an annual meeting of the Company's shareholders.

         The foregoing description of the amended and restated By-laws of the Company is qualified in its entirety by reference to the full text of the Amended and Restated By-laws of the Company, which is attached hereto as Exhibit 3 and incorporated herein by reference.

Item 7.  Exhibits

1 Rights Agreement dated as of March 9, 1999 between Merrimac Industries, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the Form of Right Certificate as Exhibit A and the Summary of Terms of the Rights Agreement as Exhibit B.

2        Press Release dated March 9, 1999.

3 Amended and Restated Bylaws of Merrimac Industries, Inc., as adopted on March 5, 1999.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              MERRIMAC INDUSTRIES, INC.


                                              By /s/ Robert V. Condon
                                                 --------------------------
                                                 Name:   Robert V. Condon
                                                 Title:  Vice President, Finance
                                                           and Chief Financial
                                                           Officer


Dated:  March 9, 1999

                                  EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                     Numbered Page
-------                                                     -------------


1.             Rights Agreement dated as of March 9,
               1999 between Merrimac Industries, Inc.
               and ChaseMellon Shareholder Services,
               L.L.C., as Rights Agent, which includes
               the Form of Right Certificate as Exhibit
               A and the Summary of Terms of the Rights
               Agreement as Exhibit B.

2.             Press Release dated March 9, 1999.

3.             Amended and Restated Bylaws of Merrimac
               Industries, Inc., as adopted on March 5,
               1999.